SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

NETWORK APPLIANCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NETWORK APPLIANCE, INC.
495 East Java Drive
Sunnyvale, CA 94089

Dear Network Appliance Stockholder:

      Network Appliance, Inc. will be holding our Annual Meeting of Stockholders on August 29, 2002, at 3:00 p.m., local time. The meeting will be held at our company headquarters located at 495 East Java Drive, Sunnyvale, California 94089. At the meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect eight directors of the Company;

2.	To approve an amendment to the 1999 Stock Option Plan;

3.	To approve an amendment to the 1995 Employee Stock Purchase Plan;

4.	To approve an amendment to the Company’s Bylaws;

5.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending April 25, 2003; and

6.	To transact such other business as may properly come before the meeting.

      After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each of the proposals. Details of the proposals and business to be conducted at the meeting can be found in the enclosed Proxy Statement.

      Your vote is extremely important and we appreciate you taking the time to vote promptly. After reading the Proxy Statement, please vote, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

      A copy of the Company’s 2002 Annual Report has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting.

      Thank you for your participation in this important activity.

Sincerely yours,

Daniel Warmenhoven
Chief Executive Officer

Sunnyvale, California

July      , 2002

YOUR VOTE IS EXTREMELY IMPORTANT

Please vote, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that your shares may be voted.

PROXY STATEMENT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN
PROPOSAL NO. 3: AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN
DESCRIPTION OF THE PURCHASE PLAN
PROPOSAL NO. 4: AMENDMENT OF THE COMPANY’S BYLAWS
PROPOSAL NO. 5: RATIFICATION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
CERTAIN TRANSACTIONS
PERFORMANCE GRAPH
OTHER BUSINESS
FORM 10-K
STOCKHOLDER PROPOSALS

NETWORK APPLIANCE, INC.

495 East Java Drive
Sunnyvale, CA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held August 29, 2002

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders (the “Annual Meeting”) of Network Appliance, Inc., a Delaware corporation (the “Company”), will be held on August 29, 2002 at 3:00 p.m., local time, at the Company’s headquarters, 495 East Java Drive, Sunnyvale, California 94089, for the following purposes:

1.	To elect the following individuals to serve as members of the Board of the Directors for the ensuing year or until their respective successors are duly elected and qualified: Daniel J. Warmenhoven, Donald T. Valentine, Sanjiv Ahuja, Carol A. Bartz, Michael R. Hallman, Nicholas G. Moore, Sachio Semmoto and Robert T. Wall.

2.	To approve an amendment to the Company’s 1999 Stock Option Plan (the “1999 Plan”) which will increase the share reserve under the plan by an additional 14,000,000 shares of Common Stock.

3.	To approve an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) which will increase the share reserve under the plan by an additional 2,400,000 shares of Common Stock.

4.	To approve an amendment to the Company’s By-laws.

5.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending April 25, 2003.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Stockholders of record at the close of business on July 1, 2002 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     To ensure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

     Thank you for your participation.

BY ORDER OF THE BOARD OF DIRECTORS,

Daniel Warmenhoven
Chief Executive Officer

Sunnyvale, California

July     , 2002

     YOUR VOTE IS EXTREMELY IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

NETWORK APPLIANCE, INC.
To be held August 29, 2002

General

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Network Appliance, Inc., a Delaware corporation (the “Company” or “Network Appliance”), of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 29, 2002, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on July 1, 2002 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 3:00 p.m., local time, at the Company’s headquarters, 495 East Java Drive, Sunnyvale, California 94089.

      It is anticipated that this Proxy Statement and the enclosed proxy card will be mailed to stockholders on or about July 10, 2002.

Voting Rights

      The close of business on July 1, 2002 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately                    shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, and approximately                     registered stockholders. No shares of the Company’s Preferred Stock were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held by such stockholder on July 1, 2002. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

      Stockholders may vote by proxy. The enclosed proxy is solicited by the Company’s Board of Directors (the “Board of Directors” or the “Board”) and when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 and will be voted in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting.

      The eight director nominees receiving the highest number of affirmative votes will be elected. Approval of Proposals 2, 3 and 5 requires (i) the affirmative vote of a majority of those shares present and voting and (ii) the affirmative vote of the majority of the required quorum. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will not be considered as voting with respect to such proposals. Thus abstentions and broker non-votes can have the effect of preventing approval of proposals 2, 3 and 5 where the number of affirmative votes, though a majority of the votes cast at the Annual Meeting, does not constitute a majority of the required quorum. Approval of Proposal 4 requires the affirmative vote of at least 66 2/3% of all the outstanding shares as of July 1, 2002. Thus abstentions and broker non-votes will have a negative effect on this proposal. All votes will be tabulated by the inspector of the election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

      Any stockholder giving a proxy has the power to revoke it at any time before its exercise. You may revoke or change your proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

      The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, electronic communication, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company may retain a proxy solicitor to assist in the solicitations of proxies, for which the Company would expect to pay an estimated fee of $10,000 plus reimbursement of expenses. Except as described above, the Company does not intend to solicit proxies other than by mail.

Annual Report

      The Annual Report of the Company for the fiscal year ended April 26, 2002 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

      At the Annual Meeting, eight directors constituting the entire board are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the eight nominees named below for election to the Company’s Board of Directors unless authority to vote for any such nominee is withheld. There are eight nominees, each of whom is currently a director of the Company. Except for Mr. Moore, all of the current directors were elected to the Board by the stockholders at the last Annual Meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The eight candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than eight nominees.

Nominees

      The nominees for directors of the Company, and their ages as of May 31, 2002, are as follows:

Name	Age	Position

Daniel J. Warmenhoven	51	Chief Executive Officer and Director
Donald T. Valentine(3)	69	Chairman of the Board, Director
Sanjiv Ahuja(2)(3)	45	Director
Carol A. Bartz(1)(3)	53	Director
Michael R. Hallman(2)	57	Director
Nicholas G. Moore	60	Director
Sachio Semmoto	59	Director
Robert. T. Wall(1)(2)	56	Director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Nominating Committee.

      DANIEL J. WARMENHOVEN joined the Company in October 1994 as President and Chief Executive Officer, and has been a member of the Board of Directors since October 1994. In May 2000, he resigned the role of President, and currently serves as Chief Executive Officer and Director of Network Appliance, Inc. Prior to joining the Company, Mr. Warmenhoven served in various capacities, including President, Chief Executive Officer and Chairman of the Board of Directors of Network Equipment Technologies, Inc., a telecommunications company, from November 1989 to January 1994. He presently serves on the Board of Directors of Redback Networks, Inc., a communications products company. Mr. Warmenhoven holds a B.S. degree in electrical engineering from Princeton University.

      DONALD T. VALENTINE has been a director of the Company and Chairman of the Board of Directors since September 1994. Mr. Valentine has been a general partner of Sequoia Capital, a venture capital firm, since 1972. He is also Chairman of the Board of diCarta Inc, Vice Chairman of Cisco Systems, Inc., and serves on the Board of Directors of Procure Point (formerly EventSource.com). Mr. Valentine holds a B.A. degree from Fordham University.

      SANJIV AHUJA has been a member of the Board of Directors since August 1998. Mr. Ahuja is the Founder and Chief Executive Officer of Comstellar Technologies, Inc., a telecommunications holding company. Prior to founding Comstellar Technologies, he was President and Chief Operating Officer of Telcordia Technologies (formerly Bellcore), a leading provider of telecommunications software and consulting, and a wholly-owned subsidiary of Science Applications International Corporation (SAIC). He joined Telcordia in 1994 as Corporate Vice President and President of the Software Systems Group after holding several key executive positions at IBM, where he began his career in 1979. Mr. Ahuja currently serves on the Board of Directors of Comstellar Technologies, Inc. and Avici Systems, Inc. He received a B.S. degree in electrical engineering from Delhi University, India and a Master of Science degree in computer science from Columbia University

      CAROL A. BARTZ has been a member of the Board of Directors since September 1995. From April 1992 to the present, Ms. Bartz has served as Chairman of the Board and Chief Executive Officer of Autodesk, Inc., a design software company. Prior to that, Ms. Bartz was with Sun Microsystems, Inc. from September 1983 to April 1992, most recently as Vice President of Worldwide Field Operations. In addition, Ms. Bartz currently serves on the Board of Directors of Cisco Systems, Inc. and BEA Systems, Inc. Ms. Bartz received a B.A. degree in computer science from the University of Wisconsin.

      MICHAEL R. HALLMAN has been a member of the Board of Directors since August 1994. Mr. Hallman is President of The Hallman Group, a management consulting firm, which he founded in June 1992. Prior to that, he served as President and Chief Operating Officer of Microsoft Corporation, a microcomputer software company, from March 1990 to March 1992. He presently serves on the Board of Directors of InFocus Systems Inc., Digital Insight, Intuit Inc. and WatchGuard Technologies Inc. Mr. Hallman holds B.B.A. and M.B.A. degrees from the University of Michigan.

      NICHOLAS G. MOORE served as Global Chairman, Chief Executive Officer — U.S. from July 1998 until June 2001 of PricewaterhouseCoopers LLP. Prior to that, he served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP from October 1994 until June 1998, when it was merged into PricewaterhouseCoopers LLP. Mr. Moore received a B.S. degree in Accounting from St. Mary’s College and a J.D. degree from Hastings College of Law, University of California.

      DR. SACHIO SEMMOTO has been a member of the Board of Directors since December 1999. Dr. Semmoto is Founder and CEO of eAccess, Ltd., a leading broadband IP operator in Japan. Prior to that, he spent 30 years in senior management positions, including Nippon Telephone & Telegraph (NTT), Kyocera and DDI Corp. (KDDI) which he co-founded as Executive Vice President in 1984. Dr. Semmoto is recognized as a leading Japanese executive and academic in the areas of entrepreneurship and information technology. He was a Professor at the Graduate School of Business Administration, Keio University in Tokyo and a Visiting Professor at Haas School of Business, University of California, Berkeley. He is a frequent lecturer at Harvard, Stanford and University of Tokyo. He is also a Fellow of the IEEE. He co-founded the Japan Academic Society of Ventures and Entrepreneurs as Vice President and has been supporting high tech start-ups in the U.S. and Japan from high-level managing positions. He is a graduate of Kyoto University, Japan and received his Ph.D. (Electrical Engineering) from University of Florida.

      ROBERT T. WALL has been a member of the Board of Directors since January 1993. Since August 1984, Mr. Wall has been the Founder and President of On Point Developments, LLC, a venture management and investment company. He was also a founder and since November 2000 the Chairman of the Board of Directors of Woodside Networks, Inc., a development-stage broadband mobile wireless data communications company. From June 1997 to November 1998, he was Chief Executive Officer and a member of the Board of Directors of Clarity Wireless, Inc., a broadband wireless data communications company that was acquired by Cisco Systems, Inc. in November 1998. Mr. Wall was Chairman of the Board, President and Chief Executive Officer of Theatrix Interactive, Inc., a consumer educational software publisher, from April 1994 to August 1997. He received an A.B. degree in economics from De Pauw University and a M.B.A. degree from Harvard Business School.

Board Meetings and Committees

      The Board of Directors held six (6) meetings during fiscal 2002. Each member of the Board of Directors during fiscal 2002 attended more than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors held during such period and (ii) the total number of meetings held during such period by all Committees of the Board on which he or she served. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee, Nominating Committee and a Compensation Committee.

      During fiscal 2002, the Audit Committee was comprised of Directors Ahuja, Hallman, and Wall. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company’s auditors and the accounting practices of the Company. The Audit Committee of the Board of Directors held four (4) meetings during fiscal 2002.

      During fiscal 2002, the Board approved a Nominating Committee and appointed Directors Ahuja, Bartz and Wall as members. The committee evaluates and recommends to the Board of Directors candidates for Board membership and considers nominees recommended by stockholders. The Nominating Committee held one (1) meeting during fiscal 2002.

      The Compensation Committee, which is comprised of Directors Bartz and Wall, establishes salaries, incentive bonus programs and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The Compensation Committee of the Board of Directors held two (2) meetings during fiscal 2002. In addition the Committee approved stock option grants on a monthly basis by means of Unanimous Written Consents.

Director Compensation

      The members of the Board of Directors do not receive any cash compensation for services provided in such capacity. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors. However, the directors are currently eligible to receive stock options under the Automatic Option Grant Program in effect under the 1999 Stock Option Plan (the “1999 Plan”), under which option grants are automatically made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of the option shares on the grant date.

      At the 2001 Annual Stockholders Meeting held on October 18, 2001, each of the following individuals re-elected as a non-employee Board member at that meeting received an option grant for 15,000 shares of Common Stock under the Automatic Option Grant Program of the 1999 Plan with an exercise price of $10.51 per share, the fair market value per share of Common Stock on the grant date: Messrs. Valentine, Ahuja, Hallman, and Wall, Ms. Bartz and Dr. Semmoto. Each of those options has a term of 10 years measured from the grant date, subject to earlier termination following the optionee’s cessation of Board service, and is immediately exercisable for all the option shares. However, any shares purchased upon exercise of the option are subject to repurchase by the Company, at the option exercise price paid per share, should the optionee cease service on the Board prior to vesting in those shares. The shares subject to each such 15,000 share grant will vest upon the optionee’s completion of one term of Board service measured from the grant date and continuing through the day immediately preceding the next Annual Stockholders Meeting.

      On February 7, 2002, Dr. Semmoto received an additional option grant of 100,000 shares of Common Stock under the 1995 Stock Incentive Plan with an exercise price of $15.32 per share, the fair market value per share on that grant date, in recognition for performance of outstanding service in furtherance of the Company’s international business. The option has a term of 10 years measured from the grant date, subject to earlier termination following his cessation of Board service, and will vest in a series of 48 successive equal monthly installments upon his completion of each month of Board service over the 48 month period measured from the grant date.

      Upon his appointment to the Board on April 9, 2002, Mr. Moore received an option grant for 55,000 shares of Common Stock under the Automatic Option Grant Program of the 1999 Plan with an exercise price of $16.78 per share.

      For further information concerning the Automatic Option Grant Program and the Automatic Option Program and the option grants made under such program, please see the discussion of such program in Proposal No. 2 below.

Recommendation of the Board of Directors

      The Board of Directors recommends that the stockholders vote FOR the election of all of the above nominees as directors.

PROPOSAL NO. 2:

APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN

General

      The stockholders are being asked to approve an amendment to the Company’s 1999 Stock Option Plan (the “1999 Plan”) which will increase the reserve of Common Stock available for issuance under the 1999 Plan by an additional 14,000,000 shares.

      The Board approved the foregoing amendment on                     , subject to stockholder approval at the Annual Meeting. The affirmative vote of a majority of the shares of the Common Stock present or represented and voting at the Annual Meeting, together with the affirmative vote of the majority of the quorum, is required for approval of the proposed share increase.

      The 1999 Plan is designed to serve as an equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. The Board believes that the proposed increase to the share reserve is necessary to assure that there will be a sufficient number of shares available for future issuance under the 1999 Plan.

1999 Plan Background

      The 1999 Plan was originally adopted by the Board on August 17, 1999 and approved by the stockholders at the 1999 Annual Meeting held on October 26, 1999.

      The following is a summary of the principal features of the 1999 Plan, as most recently amended. This summary, however, does not purport to be a complete description of all the provisions of the 1999 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to our Corporate Secretary at our principal offices in Sunnyvale, California.

Structure of the 1999 Plan

      The 1999 Plan is divided into two separate components: (a) the Discretionary Option Grant Program and (b) the Automatic Option Grant Program. Under the Discretionary Option Grant Program, individuals in the Company’s service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than the fair market value of those shares on the grant date. Under the Automatic Option Grant Program, option grants are automatically made at periodic intervals to non-employee members of the Board.

Administration

      The Discretionary Option Grant Program is administered by the Compensation Committee of the Board. This committee (the “Plan Administrator”) will have complete discretion (subject to the provisions of the 1999 Plan) to authorize option grants under the Discretionary Option Grant Program. The Board may also appoint a secondary committee of two or more Board members to administer the Discretionary Option Grant Program with respect to individuals other than the Company’s executive officers.

      All grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program and the Plan Administrator will exercise no administrative discretion with respect to the grants made thereunder.

Securities Subject to 1999 Plan

      Fifty-five million six hundred thousand (55,600,000) shares of the Company’s Common Stock are authorized for issuance over the 10-year term of the 1999 Plan assuming stockholder approval of the 14,000,000-share increase that is the subject of this Proposal. As of May 31, 2002, options for 32,512,393 shares were outstanding, and 9,029,329 shares remained available for future option grants, and 58,278 shares had been issued. The shares will be made available either from the Company’s authorized but unissued Common Stock or from Common Stock re-acquired by the Company.

      In no event may any one individual participating in the 1999 Plan be granted stock options for more than 3,000,000 shares of Common Stock in the aggregate per calendar year. Stockholder approval of this Proposal will also constitute re-approval of such 3,000,000-share limitation for purposes of Internal Revenue Code Section 162(m), which imposes certain limitations on the deductibility of non-performance based compensation paid to the Company’s executive officers. This limitation, together with the requirement that all stock options under the Discretionary Option Grant Program have an exercise price per share equal to the fair market value per share of the Common Stock on the grant date, will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options granted under the Discretionary Option Grant Program or the subsequent sale of the shares purchased under those options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code.

      In the event any change is made to the Common Stock issuable under the 1999 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares, or other change in capitalization of the Company affecting the Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the 1999 Plan, (b) the maximum number and/or class of securities for which any one individual may be granted stock options under the 1999 Plan per calendar year, (c) the class and/or number of securities and option exercise price per share in effect under each outstanding option and (d) the class and/or number of securities for which automatic option grants are to be subsequently made to both new and continuing non-employee Board members under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

      The grant of stock options under the 1999 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

Other Stock Plans

      The Company maintains two other equity incentive plans under which individuals in the Company’s service may acquire shares of Common Stock:

     The 1995 Plan

      101,700,192 shares of Common Stock have been reserved for issuance over the term of the Company’s 1995 Stock Incentive Plan (the “1995 Plan”). The 1995 Plan has been approved by the stockholders and is divided into three separate equity incentive programs: (a) the discretionary option grant program under which individuals in the Company’s service, including officers, employees and non-employee Board members, may be granted options to purchase shares of Common Stock at an exercise price per share not less than the fair market value per share of Common Stock on the grant date, (b) the stock issuance program under which such individuals may be issued shares of Common Stock directly, through the purchase of such shares at a price per share not less than their fair market value at the time of issuance or as a fully paid bonus for services rendered the Company or the attainment of designated performance goals and (c) the salary investment option grant program under which the Company’s executive officers and other highly-compensated employees may elect to have a portion of their base salary applied each year to the acquisition of special below-market option grants which vest in a series of twelve successive equal monthly installments.

      As of May 31, 2002, options covering 43,668,328 shares of Common Stock were outstanding under the 1995 Plan, 6,165,195 shares remained available for future option grants and direct stock issuances, and 51,866,669 shares had been issued.

     The Non-Officer Plan

      The Special Non-Officer Stock Option Plan (the “Non-Officer Plan”) was implemented by the Board on April 30, 1997. The Non-Officer Plan is a non-shareholder approved plan. Options may be granted under the Non-Officer Plan to employees of the Company (or any parent or subsidiary corporation) who are neither officers nor Board members at the time of grant. 6,400,000 shares of Common Stock have been authorized by the Board for issuance under the Non-Officer Plan. All option grants will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each option has a maximum ten year term and will vest in installments over the optionee’s period of service with the Company. The options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring entity. All options are non-statutory options under the Federal tax law. As of May 31, 2002, options covering 2,193,314 shares of Common Stock were outstanding under the Non-Officer Plan, 285,881 shares remained available for future option grants, and 3,920,805 shares had been issued.

      Share issuances under the 1999 Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1995 Plan or the Non-Officer Plan, and share issuances under those two plans will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1999 Plan.

Eligibility

      Employees (including officers), consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) will be eligible to participate in the Discretionary Option Grant Program of the 1999 Plan. Only non-employee Board members are eligible to participate in the Automatic Grant Program.

      As of May 31, 2002, approximately 2307 employees (including 5 executive officers) were eligible to participate in the Discretionary Option Grant Program, and the 7 non-employee Board members were eligible to receive grants under the Automatic Option Grant Program.

Valuation

      The fair market value per share of Common Stock under the 1999 Plan on any relevant date will be the closing selling price on the date in question, as reported on the Nasdaq National Market and published in The Wall Street Journal. On May 31, 2002, the fair market value per share of the Common Stock determined on such basis was $13.01 per share.

Stockholder Rights and Option Transferability

      No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee’s lifetime to one or more members of the optionee’s immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee’s estate plan.

Discretionary Option Grant Program

      Options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options which are not intended to meet such requirements. The principal features of the grants made under the Discretionary Option Grant Program may be summarized as follows:

          Price and Exercisability

      The exercise price per share must not be less than 100% of the fair market value per share of the Common Stock on the grant date. No option may be outstanding for more than a 10-year term. The options will generally become exercisable in a series of installments over the optionee’s period of service with the Company.

      The exercise price is payable in cash or with shares of the Company’s common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

          Termination of Service

      The Plan Administrator has complete discretion to establish the period of time for which any option is to remain exercisable following the optionee’s cessation of service with the Company. Under no circumstances may an option be exercised after the specified expiration date of the option term. Each option under the Discretionary Option Grant Program will be exercisable only to the extent of the number of shares for which such option is exercisable at the time of the optionee’s cessation of employment or service. However, the Plan Administrator has the discretion, exercisable at any time while the option remains outstanding, to accelerate the vesting of such option in whole or in part or to extend the post-termination exercise period.

      The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee’s cessation of service prior to vesting in such shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company’s outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise this discretion at any time, whether before or after the optionee’s service actually ceases.

          Cancellation and Regrant of Options

      The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant in substitution therefor new options covering the same or different numbers of shares of common stock but with an exercise price per share not less than 100% of the fair market value of the common stock on the new grant date. However, such option cancellation/regrant program will be subject to the following two limitations: (a) only options held by employees who are neither executive officers of the Company nor members of the Board may be so cancelled and regranted and (b) the total number of shares subject to options which are so cancelled and regranted from time to time will not in the aggregate exceed ten percent (10%) of the total number of shares of Common Stock authorized for issuance under the 1999 Plan.

          Corporate Transaction

      In the event of a Corporate Transaction (defined below), each outstanding option under the Discretionary Option Grant Program will vest and become exercisable for all the option shares as fully vested shares, unless that option is to be assumed by the successor corporation or to be replaced with a cash incentive program which preserves the existing option spread on the unvested option shares and provides for subsequent payout of that spread in accordance with the same vesting schedule for the shares. The Plan Administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will automatically vest in the event the individual’s service is subsequently terminated within a specified period (not to exceed twelve (12) months) following a Corporate Transaction in which those options do not otherwise vest on an accelerated basis. The Plan Administrator may also structure one or more option grants under the Discretionary Option Grant Program so that those options will automatically vest in full upon a Corporate Transaction.

      A Corporate Transaction includes any of the following stockholder-approved transactions: (a) a merger or consolidation in which more than fifty percent (50%) of the Company’s outstanding voting stock is transferred to persons different from the persons holding those securities immediately prior to such transaction, or (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

          Change in Control

      The Plan Administrator will have the discretionary authority to provide for accelerated vesting of one or more outstanding options under the Discretionary Option Grant Program in connection with a Change in Control, with such accelerated vesting to occur either at the time of the Change in Control or upon the subsequent termination of the optionee’s service.

      A Change in Control will be deemed to occur under the 1999 Plan upon: (a) the acquisition of more than 50% of the Company’s outstanding voting stock pursuant to a tender or exchange offer made directly to the Company’s stockholders or (b) a change in the composition of the Board of Directors over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (x) have been members of the Board continuously since the beginning of such period or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

      The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

          Special Tax Election

      The Plan Administrator may provide one or more holders of non-statutory options under the Discretionary Option Grant Program with the right to have the Company withhold a portion of the shares of Common

Stock otherwise issuable to such individuals upon the exercise of those options or vesting of those shares in order to satisfy the Federal and state income and employment withholding taxes to which such individuals may become subject in connection with such exercise or vesting. Alternatively, the Plan Administrator may allow such individuals to deliver already existing shares of the Company’s Common Stock in payment of such withholding tax liability.

Automatic Option Grant Program

      Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under such program will be made in strict compliance with the express provisions of the program.

      Each individual who is first elected or appointed to the Board as a non-employee member will, at the time of such initial election or appointment, be granted an option to purchase 55,000 shares of Common Stock under the Automatic Option Grant Program, provided such individual has not previously been in the employ of the Company.

      On the date of each annual Stockholders Meeting, each individual who will continue to serve as a non-employee Board member will be granted an option to purchase an additional 15,000 shares of Common Stock under the Automatic Option Grant Program, provided such individual has served as a non-employee Board member for at least six months. There is no limit on the number of annual option grants any one non-employee Board member may receive over his or her period of continued Board service.

      Each option grant under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee’s cessation of Board service. Each option will be immediately exercisable for the option shares. However, any shares purchased under the option will be subject to repurchase by the Company at the option exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 55,000-share automatic grant will vest as follows: (a) 25,000 shares will vest upon the optionee’s completion of one (1) year of Board service measured from the grant date, and (b) the balance of the shares will vest in a series of three (3) successive equal annual installments upon the optionee’s completion of each year of Board service over the three (3)-year period measured from the first anniversary of such grant date. The shares subject to each annual 15,000-share grant will vest upon the optionee’s continuation in Board service through the day immediately preceding the next Annual Stockholders Meeting following the grant date of that option.

      The shares subject to each automatic option grant will immediately vest in full upon (a) the optionee’s death or permanent disability while a Board member or (b) the occurrence of a Corporate Transaction or Change in Control.

     Options Granted

      The table below shows, as to each of the Named Executive Officers and the various indicated groups, the following information with respect to stock option transactions effected during the period from October 26, 1999, the effective date of the 1999 Plan to May 31, 2002: (i) the number of shares of Common Stock subject to options granted under the 1999 Plan during that period and (ii) the weighted average exercise price payable per share under such options.

	Options Granted	Weighted Average
Name and Position	(Number of Shares)	Exercise Price

Daniel J. Warmenhoven, Chief Executive Officer	1,660,000	$29.28
Jeffry R. Allen, Executive Vice President Finance and Operations and Chief Financial Officer	1,060,000	$28.52
David Hitz, Executive Vice President Engineering	890,000	$30.50
James K. Lau, Executive Vice President and Chief Strategy Officer	890,000	$30.50
Thomas F. Mendoza, President	1,235,000	$29.64
All executive officers as a group (Five persons)	5,735,000	$29.60
Donald T. Valentine, Chairman of the Board and Director	70,000	$37.85
Sanjiv Ahuja, Director	70,000	$37.85
Carol A. Bartz, Director	70,000	$37.85
Michael R. Hallman, Director	70,000	$37.85
Nicholas G. Moore, Director	55,000	$16.78
Sachio Semmoto, Director	190,000	$36.75
Robert T. Wall, Director	70,000	$37.85
All directors who are not officers (Seven persons)	595,000	$35.55
All employees, including current officers who are not executive officers, as a group	28,872,192	$30.68

Amendment and Termination of the 1999 Plan

      The Board may amend or modify the 1999 Plan in any or all respects whatsoever subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1999 Plan at any time, but in no event will the 1999 Plan continue beyond August 16, 2009.

Federal Tax Consequences

Option Grants

      Options granted under the 1999 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. All options granted under the Automatic Option Grant Program will be non-statutory options. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options

      No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition.

      For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or, if less, the amount realized upon such disposition of the shares, over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options

      No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

      The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options under the 1999 Plan will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

      Option grants to officers and other employees under the Discretionary Option Grant Program and non-employee Board members under the Automatic Option Grant Program will not result in any direct charge to the Company’s reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company’s financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company’s reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

      Option grants made to non-employee consultants under the 1999 Plan will result in a direct charge to the Company’s reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. In addition, any options which are repriced (under the cancellation and re-grant provisions of the 1999 Plan) will also trigger a direct charge to the Company’s reported earnings measured by the appreciation in value of the underlying shares between the grant date of the option and the date the option is exercised for those shares or otherwise terminates.

      The number of outstanding options, whether granted with exercise prices at or below fair market value, will be a factor in determining our earnings per share on a fully-diluted basis.

New Plan Benefits

      No option grants have been made to date on the basis of the 14,000,000-share increase that is the subject of this Proposal. However, each individual who is reelected to serve as a non-employee Board member at the Annual Meeting will be granted an option to purchase 15,000 shares of Common Stock under the Automatic Option Grant Program with an exercise price equal to the fair market value per share on such grant date, provided such individual has served as a non-employee Board member for at least six months.

Vote Required

      The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum for such meeting, is required for approval of the foregoing amendment to the 1999 Plan. If such stockholder approval is not obtained, then the 14,000,000-share increase will not be implemented.

Recommendation of the Board of Directors

      The Board of Directors believes that the foregoing amendment to the 1999 Plan is necessary in order ensure that the Company will continue to have a sufficient number of shares in order to provide equity incentives to attract and retain the services of key individuals essential to the Company’s long-term financial success and to attract talented and experienced non-employee Board members.

      For this reason, the Board of Directors recommends that the stockholders vote FOR the proposal to approve this amendment.

PROPOSAL NO. 3:

AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN

Introduction

      The stockholders are being asked to approve an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) which will increase the number of shares of Common Stock authorized for issuance under the Purchase Plan by an additional 2,400,000 shares.

      The purpose of the amendment is to ensure the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan to provide eligible employees of the Company and its participating affiliates (whether now existing or subsequently established) with the opportunity to purchase shares of Common Stock at semi-annual intervals through their accumulated periodic payroll deductions.

      The Purchase Plan was adopted by the Board on September 25, 1995 and became effective on November 20, 1995 in connection with the Company’s initial public offering of the Common Stock.

      The terms and provisions of the Purchase Plan, as most recently amended, are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company’s principal offices in Sunnyvale, California.

DESCRIPTION OF THE PURCHASE PLAN

Administration

      The Purchase Plan is administered by the Compensation Committee of the Board. Such committee as plan administrator has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

Share Reserve

      The maximum number of shares of Common Stock reserved for issuance over the term of the Purchase Plan is limited to 13,600,000 shares, assuming stockholder approval of the 2,400,000-share increase that is the subject of this Proposal. As of May 31, 2002, 7,746,972 shares had been issued under the Purchase Plan, and 5,853,028 shares were available for future issuance, assuming stockholder approval of the 2,400,000-share increase.

      The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of the Common Stock or from shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

      In the event that any change is made to the outstanding Common Stock (whether by reason of any stock split, stock dividend, recapitalization, exchange or combination of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration), appropriate adjustments will be made to (a) the maximum number and class of securities issuable under the Purchase Plan, (b) the number and class of securities subject to each outstanding purchase right and the purchase price per share in effect thereunder, (c) the maximum number and class of securities purchasable per participant on any one semi-annual purchase date, and (d) the maximum number and class of securities purchasable in total by all participants on any one purchase date. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

Offering Period and Purchase Rights

      Shares of Common Stock are offered under the Purchase Plane through a series of overlapping offering periods, each with a maximum duration of twenty-four (24) months. Such offering periods will begin on the first business day of June and on the first business day of December each year over the term of the Purchase Plan. Accordingly, two (2) separate offering periods will begin in each calendar year.

      Each offering period will consist of a series of one or more successive purchase intervals. Purchase intervals will run from the first business day in June to the last business day in November each year and from the first business day in December each year to the last business day in May in the immediately succeeding year. Accordingly, shares will be purchased on the last business day in May and November each year with the payroll deductions collected from the participants for the purchase interval ending with each such semi-annual purchase date.

      If the fair market value per share of Common Stock on any semi-annual purchase date within a particular offering period is less than the fair market value per share of Common Stock on the start date of that offering period, then the participants in that offering period will automatically be transferred from that offering period after the semi-annual purchase of shares on their behalf and enrolled in the new offering period which begins on the next business day following such purchase date.

Eligibility and Participation

      Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

      An individual who is an eligible employee on the start date of any offering period may join that offering period at that time. However, no employee may participate in more than one offering period at a time.

      As of May 31, 2002, approximately 2,307 employees, including 5 executive officers, were eligible to participate in the Purchase Plan.

Purchase Price

      The purchase price of the Common Stock purchased on behalf of each participant on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the start date the offering period in which the participant is enrolled or (ii) the fair market value on the semi-annual purchase date.

      The fair market value per share of Common Stock on any particular date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date reported on the Nasdaq National Market and published in The Wall Street Journal. On May 31, 2002, the closing selling per share of Common Stock on the Nasdaq National Market was $13.01 per share.

Payroll Deductions and Stock Purchases

      Each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 10% of his or her total cash earnings (generally base salary, bonuses, overtime pay and commissions) to be applied to the acquisition of Common Stock at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in May and November each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

Special Limitations

      The Purchase Plan imposes certain limitations upon a participant’s rights to acquire Common Stock, including the following limitations:

•	Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding.

•	Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•	No participant may purchase more than 1,500 shares of Common Stock on any one purchase date.

•	The maximum number of shares of Common Stock purchasable in total by all participants on any one purchase date is limited to 1,000,000 shares.

      The Compensation Committee will have the discretionary authority to increase or decrease the per participant and total participant limitations prior to the start date of any new offering period under the Purchase Plan.

Withdrawal Rights and Termination of Employment

      The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions may either be applied to the purchase of shares on the next semi-annual purchase date or refunded.

      Upon the participant’s cessation of employment or loss of eligible employee status, payroll deductions will automatically cease. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be immediately refunded.

Stockholder Rights

      No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

      Purchase rights are not assignable or transferable by the participant, and may be exercised only by the participant.

Change in Ownership

      In the event a change in ownership occurs, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such change. The purchase price in effect for each participant will be equal to 85% of the lower of (a) the fair market value per share of Common Stock on the start date of the offering period in which the participant is enrolled at the time the change in ownership occurs or (b) the fair market value per share of Common Stock immediately prior to the effective date of such change in ownership. The limitation on the maximum number of shares purchasable in total by all participants on any one purchase date will not be applicable to any purchase date attributable to a change in ownership.

      A change in ownership will be deemed to occur if (a) the Company is acquired through a merger or consolidation in which more than 50% of the Company’s outstanding voting stock is transferred to a person or persons different from those who held stock immediately prior to such transaction, (b) the Company sells, transfers or disposes of all or substantially all of its assets or (c) any person or related group of persons acquires ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

Share Pro-ration

      Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed either (a) the maximum number of shares purchasable in total by all participants on any one purchase date or (b) the number of shares then available for issuance under the Purchase Plan, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis. In such an event, the plan administrator will refund the accumulated payroll deductions of each participant, to the extent in excess of the purchase price payable for the Common Stock pro-rated to such individual.

Amendment and Termination

      The Purchase Plan will terminate upon the earliest of (a) the last business day in May 2011, (b) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (c) the date on which all purchase rights are exercised in connection with a change in ownership.

      The Board may at any time alter, suspend or terminate the Purchase Plan. However, the Board may not, without stockholder approval, (a) increase the number of shares issuable under the Purchase Plan, (b) alter the purchase price formula so as to reduce the purchase price, or (c) modify the requirements for eligibility to participate in the Purchase Plan.

Plan Benefits

      The table below shows, as to the Named Executive Officers and specified groups, the number of shares of Common Stock purchased under the Purchase Plan between January 1, 2001 and May 31, 2002 the most recent purchase date, together with the weighted average purchase price paid per share.

Purchase Plan Transactions

	Number of
	Purchased	Weighted Average
Name	Shares	Purchase Price

Daniel J. Warmenhoven	1,739	$13.24
Chief Executive Officer
Jeffry R. Allen	2,156	$12.82
Executive Vice President, Finance and Operations and Chief Financial Officer
David Hitz	—	—
Executive Vice President, Engineering
Thomas F. Mendoza	800	$15.81
President
James Lau	1,994	$13.56
Executive Vice President and Chief Strategy Officer
All current executive officers as a group (5 persons)	6,689	$13.51
All employees, including current officers who are not executive officers, as a group (2,127 persons)	1,804,996	$13.20

New Plan Benefits

      No purchase rights have been granted, and no shares have been issued, on the basis of the 2,400,000-share increase which form part of this Proposal.

Federal Tax Consequences

      The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

      If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price paid for the shares and the ordinary income recognized in connection with their acquisition.

      If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which the shares were acquired and more than one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (b) fifteen percent (15%) of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

      If the participant still owns the purchased shares at the time of death, the lesser of (a) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (b) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

      Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company’s reported earnings. However, the Company must disclose, in footnotes to its financial statements, the pro-forma impact the purchase rights granted under the Purchase Plan would have upon the Company’s reported earnings were the fair value of those purchase rights treated as compensation expense.

      The Company must have a sufficient number of shares approved for issuance under the Purchase Plan at the beginning of each offering period to cover the number of shares issuable for that period. If additional shares need to be approved during the course of an offering period, then that approval may result in a compensation charge to the Company’s reported earnings. The potential charge would be based upon the excess of the fair market value of the Common Stock on the date the additional share increase is approved over the purchase price in effect for that offering period.

Stockholder Approval

      The affirmative vote of a majority of the outstanding shares of the Company present or represented and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum for such meeting, is required for approval of the amendment to the Purchase Plan described in this Proposal. Should such stockholder approval not be obtained, then the 2,400,000-share increase which forms part of such Proposal will not be implemented.

Recommendation of the Board of Directors

      The Board believes that it is in the best interests of the Company to continue to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the Purchase Plan and thereby encourage them to remain in the Company’s employ and more closely align their interests with those of the stockholders.

      For this reason, the Board of Directors recommends that the stockholders vote FOR the approval of this proposal.

PROPOSAL NO. 4:

AMENDMENT OF THE COMPANY’S BYLAWS

General

      The stockholders are being asked to vote on an amendment to the Company’s bylaws which would allow the holders of at least 10 percent of the outstanding voting stock of the Company to call a special meeting of stockholders.

Background

      At the Company’s 2001 Annual Meeting, the stockholders approved a change of the Company’s state of incorporation from California to Delaware (the “Reincorporation”). In the process of preparing for the stockholder vote on the Reincorporation, Institutional Shareholder Services (“ISS”), a provider of proxy advisory services to institutional investors, advised the Company that it would support the Reincorporation proposal if the Company would agree to put a proposal on its 2002 proxy to allow stockholders to vote on an amendment to the Company’s bylaws which would enable the holders of at least 10% of the Company’s voting stock to call a special meeting of stockholders, as was the case when the Company was incorporated in California.

      Under Delaware corporate law, which now governs the Company, stockholders do not have the right to call a special meeting, unless such right is specifically provided for in a corporation’s certificate of incorporation or bylaws. The Company’s current certificate of incorporation and bylaws, which were approved by the stockholders at the Company’s 2001 Annual Meeting, do not provide for a right of stockholders to call a special meeting. Currently only the Board of Directors may call a special meeting of stockholders.

      Prior to the Reincorporation, the Company was governed by California law, which provides that holders of 10% or more of the voting shares of a corporation may call a special meeting of stockholders (in addition to the right of the Company’s President, Chairman of the Board or Board of Directors to call a special meeting of stockholders). This is true for all corporations organized under the laws of California, whether or not the corporation has adopted a specific provision in its articles of incorporation or bylaws. When the stockholders of the Company voted in favor of the Reincorporation in 2001 and approved the Company’s new certificate of incorporation and bylaws, the ability of holders of 10% or more of the voting shares of the Company to call a special meeting of stockholders was eliminated. However, ISS has asked the Company to provide stockholders with the opportunity to consider amending the bylaws in order to reinstate the ability of holders of 10% or more of the voting shares of the Company to call a special meeting of stockholders.

Vote Required for the Amendment to the Company’s Bylaws

      Approval of the Amendment to the Company’s Bylaws requires the affirmative vote of holders of at least 66 2/3% of the outstanding voting stock of the Company. In the event that the stockholders do not vote to amend the Company’s bylaws, the current bylaws of the Company will remain in effect as adopted by the stockholders at the 2001 Annual Meeting.

Recommendation of the Board of Directors

      The Board of Directors recommends that stockholders vote FOR the proposed amendment to the Bylaws.

PROPOSAL NO. 5:

RATIFICATION OF INDEPENDENT AUDITORS

      The Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending April 25, 2003. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and voting at the Annual Meeting, together with the affirmative vote of the majority of the required quorum, will be required to ratify the selection of Deloitte & Touche LLP.

      In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

      A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

      The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending April 25, 2003.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of May 31, 2002 by (i) each person who is known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors and executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iii) all current executive officers and directors as a group.

	Shares
	Beneficially Owned(1)
5% Stockholders, Named Officers, Directors and
Executive Officers and Directors as a Group	Number	Percent

TCW Asset Management Company	32,287,268	9.6%
865 South Figueroa Street
Los Angeles, CA 90017
Fidelity Management & Research	27,173,624	8.1%
One Federal Street
Boston, MA 02109
Daniel J. Warmenhoven(2)	10,107,655	3.0%
Jeffry R. Allen(3)	3,103,840	*
David Hitz(4)	8,600,709	2.6%
James K. Lau(5)	6,611,235	2.0%
Thomas F. Mendoza(6)	3,665,339	1.1%
Donald T. Valentine(7)	898,000	*
Sanjiv Ahuja(8)	437,985	*
Carol A. Bartz(9)	358,002	*
Michael R. Hallman(10)	1,403,648	*
Nicholas G. Moore(11)	55,000	*
Sachio Semmoto(12)	290,000	*
Robert T. Wall(13)	1,602,112	*
All current directors and executive officers as a group (12 persons)	37,133,525	11.0%

*	Less than 1%

(1)	Percentage of ownership is based on 336,132,685 shares of Common Stock outstanding on May 31, 2002. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after May 31, 2002 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2)	Includes 4,986,478 shares held by Daniel J. Warmenhoven & Charmaine A. Warmenhoven, trustees to The Warmenhoven 1987 Revocable Trust UTA dated 12/16/87, as amended, of which Mr. Warmenhoven is a trustee and shares voting and investment powers. Also includes 970,000 shares held by Warmenhoven Ventures LP, and 110,000 shares held by Warmenhoven Enterprises, limited partnerships of which the Warmenhoven Management Trust is the general partner, of which Mr. Warmenhoven is a trustee. Excludes 4,170 shares held by Chamaine A. Warmenhoven, Mr. Warmenhoven’s spouse, as separate property. Also excludes 1,972,000 shares held by Richard A. Andre, trustee to The Warmenhoven 1995 Children’s Trust, under trust agreement dated 5/1/95; 112,800 shares held by Richard A. Andre, trustee to the Daniel J. Warmenhoven 1991 Children’s Trust; and 24,590 shares held by Curtis Barr and Richard A. Andre, trustees of the Warmenhoven Family Irrevocable Trust, under trust agreement dated 4/10/00, as Mr. Warmenhoven disclaims beneficial ownership over the shares held by such trusts. Includes 3,501,256 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan; and 465,970 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2002.

(3)	Includes 2,613,117 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 285,832 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2002.

(4)	Includes 889,285 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 254,582 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2002.

(5)	Includes 5,381,831 shares held by James K. Lau and Katherine S. Lau, trustees to KNSK Trust UDT 9/18/00, of which Mr. Lau is a trustee and shares voting and investment powers. Excludes 16,000 shares held by Koon H. Lau, trustee to the Jason A. Lau 1998 Trust; and 16,000 shares held by Koon H. Lau, trustee to the Jonathan A. Lau 1998 Trust, as Mr. Lau disclaims beneficial ownership over the shares held by such trusts. Includes 937,237 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 254,582 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days of May 31 2002.

(6)	Excludes 192,377 shares held by Mr. Mendoza’s spouse. Includes 817,365 shares of Common Stock issuable upon exercise of options granted under the 1995 Plan and 346,249 shares of Common Stock issuable upon exercise of options,granted under the 1999 Plan, which are currently exercisable or which will become exercisable within 60 days after May 31, 2002.

(7)	Includes 540,000 shares held in trust by Donald T. Valentine, trustee to the Donald T. Valentine Family Trust dated 4/29/67. Includes 288,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 70,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(8)	Includes 364,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 70,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(9)	Includes 96,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 70,000 shares of Common Stock issuable upon exercise of currently exercisable options under the 1999 Plan. Excludes 101,202 shares held by Ms. Bartz’ spouse.

(10)	Includes 30,000 shares held by the Hallman Charitable Remainder Unitrust dated 12/27/99 of which Mr. Hallman and his wife are co-trustees. Mr. Hallman disclaims beneficial ownership over these shares except to the extent of his pecuniary interest. Includes 231,648 shares held by the Hallman Family Limited Partnership, of which Mr. Hallman and his wife are sole general partners and sole limited partners. Mr. Hallman disclaims beneficial ownership of these shares except to the extent of his pecuniary interest. Includes 848,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 70,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(11)	Includes 55,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(12)	Includes 100,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 150,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

(13)	Includes 16,000 shares held by the Robert T. Wall trust under the will of Katherine F. Wall for the benefit of Jennifer C. Wall and Kristen E. Wall. Includes 380,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1995 Plan and 70,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the 1999 Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in their ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended April 26, 2002, its officers, directors and greater than ten percent (10%) shareholders complied with all Section 16 filing requirements. However, four reports were filed late during the 2002 fiscal year by Ms. Carol Bartz with respect to the following transactions effected by a trust established by her spouse, William George Marr: (i) the sale of an aggregate of 50,000 shares of Common Stock in two transactions, and (ii) the gift of an aggregate of 810 shares of Common Stock in another two transactions. Ms. Bartz has disclaimed all beneficial ownership of shares involved in these transactions. In addition, one monthly report was amended by Mr. David Hitz after the applicable filing deadline to report the purchase of an aggregate of 400 shares of Common Stock.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

      The following Summary Compensation Table sets forth the compensation earned by the Company’s Chief Executive Officer and the four other most highly compensated executive officers for the 2002 fiscal year for the services rendered by those individuals in all capacities to the Company and its subsidiaries for the 2002, 2001 and 2000 fiscal years. The listed individuals will be hereinafter referred to as the “Named Officers.”

      No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2002 fiscal year has resigned or terminated employment during that fiscal year.

Summary Compensation Table

					Long-Term
					Compensation
					Awards

	Annual Compensation				Securities
					Underlying		All Other
Name and Principal Position	Years	Salary($)	Bonus($)		Options(#)		Compensation($)(1)

Daniel J. Warmenhoven	2002	400,000	—		363,153	(2)	196,082
Chief Executive Officer	2001	394,231	332,000		802,187	(3)	130,359
	2000	347,115	397,961		1,602,648	(4)	941
Jeffry R. Allen	2002	300,000	—		260,000		1,104
Executive Vice President Finance and	2001	294,231	124,500		500,000		838
Operations and Chief Financial Officer	2000	247,115	142,129		900,000		823
David Hitz	2002	240,000	—		194,730	(2)	432
Executive Vice President Engineering	2001	234,231	102,600	(5)	400,000		423
	2000	185,385	117,123	(6)	702,648	(4)	357
James K. Lau	2002	220,000	—		190,000		468
Executive Vice President and Chief	2001	216,538	93,800	(5)	402,187	(3)	460
Strategy Officer	2000	188,846	117,123	(6)	702,648	(4)	434
Thomas F. Mendoza	2002	300,000	—		260,000		1,104
President	2001	291,923	124,500		677,187	(3)	1,104
	2000	227,692	163,448		1,102,648	(4)	929

(1)	For Named Officers other than Mr. Warmenhoven, the amount reported represents the cost of term life insurance. For Mr. Warmenhoven, the amount reported for the 2000 fiscal year represents the cost of term life insurance. For the 2001 and 2002 fiscal years, the amounts reported for Mr. Warmenhoven represent the economic benefit realized by Mr. Warmenhoven with respect to the premiums paid by the Company on the split dollar life insurance policies maintained for him, pursuant to which the Company will, upon his death or earlier liquidation of each such policy, be entitled to the refund of all premium payments made by the Company on that policy, and the balance of the policy proceeds will be paid to Mr. Warmenhoven or his designated beneficiaries.

(2)	Includes options for the following numbers of shares granted on January 2, 2002 pursuant to the Salary Investment Option Grant Program of the 1995 Plan: 3,153 to Mr. Warmenhoven, which option was granted in lieu of $50,000 of base salary otherwise payable to Mr. Warmenhoven for the 2002 calendar year; and 4,730 to Mr. Hitz, which option was granted in lieu of $75,000 of base salary otherwise payable to Mr. Hitz for the 2002 calendar year.

(3)	Includes options for the following numbers of shares granted on January 2, 2001 pursuant to the Salary Investment Option Grant Program of the 1995 Plan: 2,187 to Mr. Warmenhoven; 2,187 to Mr. Lau and 2,187 to Mr. Mendoza.

(4)	Includes options for the following numbers of shares granted on January 3, 2000 pursuant to the Salary Investment Option Grant Program of the 1995 Plan: 2,648 to Mr. Warmenhoven; 2,648 to Mr. Hitz; 2,648 to Mr. Lau and 2,648 to Mr. Mendoza.

(5)	Includes the following amounts awarded under the Patent Award Program in the 2001 fiscal year; $3,000 to Mr. Hitz and $2,500 to Mr. Lau.

(6)	Includes the following amounts awarded under the Patent Award Program in the 2000 fiscal year; $1,250 to Mr. Hitz and $1,250 to Mr. Lau.

Option Grants In Last Fiscal Year

      The following table contains information concerning the stock option grants made to each of the Named Officers for the 2002 fiscal year. No stock appreciation rights were granted to those individuals during such year.

			Individual Grant

	Number of		Percent of				Potential Realizable Value at Assumed
	Securities		Total Options		Market		Annual Rates of Stock Price
	Underlying		Granted to	Exercise	Price on		Appreciation for Option Term($)(2)
	Options		Employees in	Price	Date of	Expiration
Name	Granted		Fiscal Year	($/Share)(1)	Grant	Date	0%	5%	10%

Daniel J. Warmenhoven	240,000	(3)	1.48%	$15.32	$15.32	2/6/12	$—	$2,311,519	$5,857,382
	120,000	(4)	0.74%	15.32	15.32	2/6/12	—	1,155,760	2,928,691
	3,153	(5)	0.02%	7.93	23.78	1/1/12	49,985	97,122	169,430
Jeffry R. Allen	175,000	(3)	1.08%	15.32	15.32	2/6/12	—	1,685,483	4,271,008
	85,000	(4)	0.52%	15.32	15.32	2/6/12	—	818,663	2,074,490
David Hitz	125,000	(3)	0.77%	15.32	15.32	2/6/12	—	1,203,916	3,050,720
	65,000	(4)	0.40%	15.32	15.32	2/6/12	—	626,036	1,586,374
	4,730	(5)	0.03%	7.93	23.78	1/1/12	74,985	145,698	254,172
James K. Lau	125,000	(3)	0.77%	15.32	15.32	2/6/12	—	1,203,916	3,050,720
	65,000	(4)	0.40%	15.32	15.32	2/6/12	—	626,036	1,586,374
Thomas F. Mendoza	175,000	(3)	1.08%	15.32	15.32	2/6/12	—	1,685,483	4,271,008
	85,000	(4)	0.52%	15.32	15.32	2/6/12	—	818,663	2,074,490

(1)	The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(2)	There is no assurance provided to the option holder or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the 0%, 5% and 10% assumed annual rates of compounded stock price appreciation.

(3)	The options were granted under the Discretionary Option Grant Program of the 1999 Plan on February 7, 2002. Each option has a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee’s cessation of service with the Company. The options will vest as to twenty-five percent (25%) of the shares upon the optionee’s completion of one year of service measured from the grant date and with respect to the balance of the shares in a series of equal monthly installments over the next thirty-six (36) months of service thereafter.

(4)	The options were granted under the Discretionary Option Grant Program of the 1999 Plan on February 7, 2002. Each option has a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee’s cessation of service with the Company. The options will vest as to twenty percent (20%) of the shares in a series of equal monthly installments over the twelve (12) months of service measured from the first anniversary of the grant date; thirty percent (30%) of the shares in a series of equal monthly installments over the next twelve (12) months of service; and the remaining fifty percent (50%) of the shares in a series of equal monthly installments over next twelve (12) months of service thereafter, such that all shares will be fully vested shares after four years of service measured from the grant date.

(5)	Pursuant to the Salary Investment Option Grant Program of the 1995 Plan, Messrs. Warmenhoven and Hitz elected to reduce their base salaries for the 2002 calendar year by $50,000 and $75,000 respectively, and to apply such salary reduction amount to pre-payment of two-thirds ( 2/3) of the exercise price of special options granted under the Salary Investment Option Grant Program. The options were granted on January 2, 2002 at an exercise price of $7.93 per share, which amount is equal to one-third ( 1/3) of the fair market value of the underlying shares of Common Stock on the date of grant. The portion of base salary which each individual elected to apply to the Salary Investment Option Grant Program is equal to the remaining two-thirds ( 2/3) of the fair market value of such shares on the date of grant ($15.85 per share). The options vest in twelve (12) equal installments upon the optionee’s completion of each month of service during the 2002 calendar year. Each option has a maximum term of 10 years measured from the grant date.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information concerning option exercises and option holdings for the 2002 fiscal year by each of the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of the year.

			Number of Securities		Value of Unexercised
	Number of		Underlying Unexercised		in-the-Money Options at
	Shares		Options at Fiscal Year-End		Fiscal Year-End(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel J. Warmenhoven	400,000	$7,798,971	3,590,048	2,301,948	$35,240,090	$10,324,376
Jeffry R. Allen	358,147	6,628,035	2,786,033	1,076,668	31,764,881	1,536,754
David Hitz	—	—	1,058,935	806,051	7,991,752	894,685
James K. Lau	100,000	1,702,250	1,112,236	798,337	9,131,217	816,238
Thomas F. Mendoza	30,812	438,597	1,040,280	1,178,755	5,051,035	1,423,008

(1)	Based on the fair market value of the purchased option shares at the time of exercise less the option exercise price paid for those shares.

(2)	Based on the fair market value of the shares at the end of the 2002 fiscal year ($16.25 per share) less the option exercise price payable for those shares.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

      All compensation decisions with respect to base salaries, cash bonuses and equity compensation for the Company’s executive officers for the 2002 fiscal year were made by the Compensation Committee of the Board of Directors (the “Committee”) comprised of two non-employee directors, Carol A. Bartz and Robert T. Wall. The Committee made its decisions primarily on the basis of the Committee’s understanding of the compensation practices of similarly sized companies in the industry and fixed the compensation package of each executive officer at a level which was competitive with those practices.

      The Committee administers the Company’s compensation policies and programs and has primary responsibility for executive compensation matters, including the establishment of the base salaries of the Company’s executive officers, the approval of individual bonuses and bonus programs for executive officers and the administration of certain employee benefit programs. In addition, the Committee has exclusive responsibility for administering the Company’s 1999 Plan and 1995 Plan under which stock option grants and direct stock issuances may be made to executive officers and other employees.

      General Compensation Policy. The overall policy of the Committee is to offer the Company’s executive officers competitive compensation opportunities based upon the financial performance of the Company and their contribution to that performance. One of the primary objectives is to align the financial interests of the executive officers with those of shareholders by having a substantial portion of each executive officer’s compensation contingent upon the Company’s financial success as well as upon such executive officer’s own level of performance. Each executive officer’s compensation package is comprised of three elements: (i) base salary, which is determined on the basis of the individual’s position and responsibilities with the Company, the level of his or her performance and competitive salary levels, (ii) incentive performance awards payable in cash and based upon a formula which takes into account Company and individual performance and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company’s shareholders. Generally, as an executive officer’s level of responsibility increases, a greater portion of that individual’s total compensation becomes dependent upon the Company’s performance and stock price appreciation rather than base salary.

      Factors. The primary factors taken into consideration in establishing the components of each executive officer’s compensation package for the 2002 fiscal year are summarized below. However, the Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

      Base Salary. In setting the base salary for each executive officer, the Committee reviews published compensation survey data for the industry. The base salary for each officer is designed to be competitive with the salary levels for comparable positions in the published surveys as well as to reflect the individual’s personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Committee. The company’s policy is to target base salary levels between the fiftieth percentile and the sixty-fifth percentile of the base salary levels in effect for comparable positions in the surveyed compensation data. For the fiscal year 2002, the Committee focused on aligning executive compensation with stockholder interests, therefore base salary levels were unchanged from fiscal year 2001 changes which were effective June 5, 2000.

      Incentive Compensation. For each fiscal year prior to the 2002 Fiscal year, an incentive compensation program was established pursuant to which each executive officer could earn a bonus on the basis of the Company’s achievement of certain operating income objectives and his or her individual performance for that fiscal year. The bonus amount was tied to a percentage of the executive officer’s base salary and could be earned on the basis of the Company’s actual financial performance in comparison to the Company’s business plan for the fiscal year as measured in terms of operating income, with additional consideration given to the attainment of individual goals. During the course of the fiscal year, the Committee reviewed the Company’s operating results and deemed it inappropriate to implement an incentive plan for the fiscal year. Accordingly, no bonuses were paid to such officers.

      Long-Term Stock-Based Incentive Compensation. From time to time, the Committee makes option grants to the Company’s executive officers under the 1999 Plan. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten (10) years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company’s employ. The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer’s current position with the Company, internal comparability with option grants made to other Company executives, the executive officer’s current level of performance and the executive officer’s potential for future responsibility and promotion over the option term. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual.

      CEO Compensation. The Company’s Chief Executive Officer’s, Mr. Warmenhoven, base salary remains unchanged from fiscal year 2001’s salary, which was effective June 5, 2000. No bonus payments were made to Mr. Warmenhoven for the 2002 fiscal year because the Committee did not establish an incentive program for the executive officers for that year. The options granted to Mr. Warmenhoven during the 2002 fiscal year were in recognition of his personal performance and leadership role with the Company and were intended to provide him with a incentive to continue in the Company’s employ because those options will only vest incrementally over his period of continued employment and to place a significant portion of his total compensation at risk because the value of those grants will depend upon the future appreciation of the Company’s Common Stock.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The cash compensation paid to the Company’s executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, and it is not expected that the cash compensation to be paid to the Company’s executive officers for the 2003 fiscal year will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level. The 1995 and 1999 Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under each such plan (other than options granted pursuant to the Salary Investment Option Grant Program of the 1995 Plan) or his or her sales of the shares acquired under those options will qualify as performance-based compensation which will not be subject to the $1 million limitation.

Submitted by the Compensation Committee
of the Board of Directors

Carol A. Bartz
Robert T. Wall

AUDIT COMMITTEE REPORT

      The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended April 26, 2002, included in the Company’s Annual Report on Form 10-K for that year. The information contained in this report, the Compensation Committee Report on Executive Compensation and the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, the audit committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The audit committee reviews the Charter annually to reassess the adequacy of the Charter. During the fiscal year, the audit committee discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, corporate controller and independent auditors prior to public release. The audit committee recommends to the Board of Directors, subject to stockholder approval, the selection of the Company’s independent auditors.

      Management is responsible for the Company’s internal controls and for the preparation of the consolidated financial statements. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee has general oversight responsibility with respect to the Company’s financial reporting, and reviews the results and scope of the audit and other services provided by the Company’s independent auditors.

      In this context, the Audit Committee has met and held discussions with management and the Company’s independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Company’s independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and satisfied itself as to the auditors’ independence.

      Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 26, 2002 filed with the Securities and Exchange Commission.

      Finally, the Audit Committee believes that each of the members of the Audit Committee is “independent” within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc.

AUDITOR FEES

Audit Fees

      The aggregate audit fees billed by Deloitte & Touche LLP and their respective affiliates (collectively, “D&T” for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal year ended April 26, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $571,000.

Financial Information Systems Design and Implementation Fees

      The Company did not engage D&T for professional services relating to financial information systems design and implementation for the fiscal year ended April 26, 2002.

All Other Fees

      The aggregate fees billed by D&T for services rendered to the Company, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees” for the fiscal year ended April 26, 2002 were $260,000, including $234,000 (1) for other audit services, and $26,000 (2) for other fees.

(1) Audit related fees include fees for statutory audits in foreign countries of $223,000 and consents.

(2) Other fees relate to tax consulting services.

      The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditors’s independence and believes such services are compatible with maintaining the auditor’s independence.

Submitted by the Audit Committee
of the Board of Directors

Sanjiv Ahuja
Michael R. Hallman
Robert T. Wall

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Company’s Board of Directors is comprised of Ms. Bartz and Mr. Wall. Neither of these individuals was at any time during the 2002 fiscal year, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

AND CHANGE-IN-CONTROL AGREEMENTS

      The Company does not presently have any employment contracts in effect with the Chief Executive Officer or any of the other executive officers named in the Summary Compensation Table.

      Each outstanding option held by the Chief Executive Officer, the other executive officers and the employees of the Company under the Discretionary Option Grant Program of the 1995 Plan or the 1999 Plan will automatically accelerate in full, and all unvested shares of Common Stock held by such individuals under the 1995 Plan or the 1999 Plan will immediately vest in full, upon an acquisition of the Company by merger or asset sale, except to the extent such options are to be assumed by, and the Company’s repurchase rights with respect to those shares are to be assigned to, the successor corporation. In addition, the Compensation Committee as Plan Administrator of the 1995 Plan and the 1999 Plan will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer or any other executive officer, and the shares of Common Stock subject to direct issuances held by such individual, in connection with the termination of the officer’s employment following (i) a merger or asset sale in which those options are assumed and the Company’s repurchase rights with respect to unvested shares are assigned, or (ii) certain other changes in control or ownership of the Company of the Company. Pursuant to such authority, the options granted to Daniel J. Warmenhoven, Chief Executive Officer; Jeffry R. Allen, Chief Financial Officer and Executive Vice President; and Thomas F. Mendoza, President, under the Discretionary Option Grant Programs of the 1995 Stock Incentive Plan and the 1999 Stock Option Plan, will immediately vest in full in the event of their termination of employment in connection with an acquisition of the Company by merger or asset sale.

      The options granted under the Salary Investment Option Grant Program of the 1995 Plan to Messrs. Warmenhoven, Allen and Mendoza on January 4, 1999; to Messrs. Warmenhoven and Mendoza on January 3, 2000 and January 2, 2001; and to Messrs. Warmenhoven and Hitz on January 2, 2002, will immediately accelerate in full upon an acquisition of the Company by merger, asset sale or other change in control of the Company.

Equity Compensation Plan Information

      The following table provides information as of May 31, 2002 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing equity compensation plans. The table does not include the additional shares that may be issuable pursuant to the proposed share increases to the 1999 Stock Option Plan and Employee Stock Purchase Plan which are the subject of Proposals No. 2 and No. 3 of this proxy statement. In addition, the table does not include information with respect to shares subject to outstanding options granted under equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally granted those options. Footnote (5)to the table sets forth the total number of shares of the Company’s Common Stock issuable upon the exercise of options those assumed options as of May 31, 2002, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

	A	B	C

			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities to be	Weighted Average	Under Equity Compensation
	Issued Upon Exercise of	Exercise Price of	Plans (Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in Column A)

Equity Compensation Plans Approved by Stockholders(1)	76,180,721 (3)	$21.39	18,647,552 (4)
Equity Compensation Plans Not Approved by Stockholders(2)	2,193,314	2.54	285,881
Total	78,374,035	$20.87	18,933,433

(1)	The plans consist of the 1995 Stock Incentive Plan and the 1999 Stock Option Plan.

(2)	Consists solely of the Special Non-Officer Stock Option Plan. The material features of the Special Non-Officer Stock Option Plan are described in Proposal 2 under “The Non-Officer Plan” heading.

(3)	Excludes purchase rights accruing under the Company’s Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan was approved by the stockholders in connection with the initial public offering of the Company’s Common Stock. Under the Purchase Plan, each eligible employee may purchase up to 1,500 shares of Common Stock at semi-annual intervals on the last business day of May and November each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of Common Stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date. In no event, however, may more than 1,000,000 shares be issued in total on any one purchase date.

(4)	Includes shares available for future issuance under the Purchase Plan. As of May 31, 2002, 3,453,028 shares of Common Stock were available for issuance under the Purchase Plan (exclusive of the proposed 2,400,000-share increase subject to stockholder approval at the Annual Meeting).

(5)	The table does not include information for equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally established those plans. As of May 31, 2002, a total of 1,041,740 shares of the Company’s Common Stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $10.49 per share. No additional options may be made under those assumed plans.

CERTAIN TRANSACTIONS

      Daniel J. Warmenhoven, Chief Executive Officer and a director of the Company, serves on the Board of Directors of Redback Networks, Inc. During the 2002 fiscal year, the Company sold materials to Redback Networks, Inc. having an aggregate value of $172,979.36.

      In May 2000 the Company entered in a split dollar insurance arrangement with Daniel J. Warmenhoven. Under the arrangement, the Company will pay the annual premiums on several insurance policies on the life of the survivor of Mr. Warmenhoven and his wife Charmaine Warmenhoven, and Mr. Warmenhoven will reimburse the Company each year for a portion of those premiums equal to the economic value of the term insurance coverage provided him under the policies. For each of the 2001 and 2002 fiscal years, the Company paid an aggregate net annual premium on these split dollar policies in the amount of $2,050,000. Under the arrangement, the Company will be reimbursed for all premium payments made on those policies, and it is intended that the Company will be reimbursed not later than May 2005. The policies are owned by a family trust established by Mr. Warmenhoven, and upon the death of the survivor of Mr. Warmenhoven and his wife or any earlier cash-out of the policies, the Company will be entitled to a portion of the insurance proceeds or cash surrender value of the policies equal to the net amount of cumulative premiums paid on those policies by the Company, and the balance will be paid to the trust. The Company has obtained a collateral assignment of the policies as a security interest for its portion of the proceeds or cash surrender value payable to it under the policies, and neither Mr. Warmenhoven nor the trust may borrow against the policies while that security interest remains in effect. The arrangement is terminable by the Company upon thirty (30)-days prior notice, and such termination will trigger a refund of the net cumulative premiums paid by the Company on the policies.

      In March and April of 2000, the Company entered into agreements with Goldman, Sachs and Co. and Deutsche Banc Alex.Brown whereby the Company agreed to guarantee any amounts owed to the brokerage firms by Mr. Mendoza as a result of a margin call on his margin accounts. In addition, the Company established accounts with Goldman, Sachs and Co. and Deutsche Banc Alex.Brown which it funded to cover amounts owing by Mr. Mendoza to the brokerage firms. During fiscal 2002, the average balance under these accounts was $2,661,143. As of the end of fiscal 2002, the account balance was 0; consequently, there was no liability under the guarantees at that time.

      In October of 2001, the Company entered into an agreement with Deutsche Banc Alex.Brown whereby the Company agreed to guarantee any amounts owed to the brokerage firm by Mr. Warmenhoven as a result of a margin call on his margin accounts. In addition, the Company established an account with Deutsche Banc Alex.Brown which it funded to cover amounts owing by Mr. Warmenhoven to the brokerage firm. During fiscal 2002, the average balance under these accounts was $238,292. As of the end of fiscal 2002, the account balance was 0; consequently, there was no liability under the guarantees at that time.

      In September of 2001, the Company entered into an agreement with Goldman, Sachs and Co. whereby the Company agreed to guarantee any amounts owed to the brokerage firm by Mr. Lau as a result of a margin call on his margin accounts. In addition, the Company established an account with Goldman, Sachs and Co. which it funded to cover amounts owing by Mr. Lau to the brokerage firm. During fiscal 2002, the average balance under these accounts was $67,493. As of the end of fiscal 2002, the account balance was 0; consequently, there was no liability under the guarantees at that time

      The foregoing transactions were negotiated by the Company on an arms-length basis, and were made on terms no less favorable to the Company than could be obtained from an unaffiliated third party

PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on the Common Stock of the Company with that of the NASDAQ Stock Market US Index, a broad market index published by the National Association of Securities Dealers, Inc., and the S&P Information Technology Index. The comparison for each of the periods assumes that $100 was invested on April 30, 1997 in the Company’s Common Stock, the stocks included in the NASDAQ Stock Market US Index and the stocks included in the S&P Information Technology Index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG NETWORK APPLIANCE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE S&P INFORMATION TECHNOLOGY INDEX.

*	$100 INVESTED ON 4/30/97 IN STOCK OR INDEX INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING APRIL 30.

	Cumulative Total Return

	4/97	4/98	4/99	4/00	4/01	4/02

NETWORK APPLIANCE, INC.	100.00	247.64	690.99	4,061.83	1,249.80	958.63
NASDAQ STOCK MARKET (U.S.)	100.00	149.48	204.98	310.72	169.79	136.28
S&P INFORMATION TECHNOLOGY	100.00	146.86	231.33	376.37	186.63	129.48

OTHER BUSINESS

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

FORM 10-K

      The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about June 28, 2002. Stockholders may obtain a copy of this report, without charge, by writing to Jeffry R. Allen, Executive Vice President Finance and Operations and Chief Financial Officer of the Company at the Company’s principal executive offices located at 495 East Java Drive, Sunnyvale, California 94089.

STOCKHOLDER PROPOSALS

      Proposals of stockholders that are intended to be presented at the Company’s Annual Meeting of Stockholders to be held in 2003 must be received by March 22, 2003 in order to be included in the Proxy Statement and proxy relating to that meeting.

      In addition, the proxy solicited by the Board of Directors for the Annual Stockholders Meeting in calendar year 2003 will confer discretionary authority to vote on any stockholder proposal presented at that meeting if the Company is provided with notice of such proposal no later than May 26, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

Daniel Warmenhoven
Chief Executive Officer

July      , 2002

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF
NETWORK APPLIANCE, INC.

Purpose.

      The purpose of the Committee is to assist the Board in monitoring (1) the selection and independence of the company’s external auditors, (2) the audit, compliance and financial reporting procedures of the company, (3) the adequacy of the company’s internal financial controls, and (4) the overall integrity of the company’s financial statements.

      The Committee’s function is one of oversight only and shall not relieve the responsibilities of the company’s management for preparing financial statements which accurately and fairly present the company’s financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements. Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

Composition of the Committee.

      There shall be at least three directors serving on the Committee who meet the independence, financial literacy and related audit committee requirements of the listing standards of The Nasdaq Stock Market, Inc. At least one member of the Committee shall have accounting or related financial management expertise as described in the listing standards.

      The members of the Committee shall be appointed by the Board upon the recommendation of the Nominating Committee.

Selection and Review of Independent Auditors.

      The Audit Committee shall have the ultimate authority to select, evaluate and, if appropriate, replace or rotate the independent auditors, subject to any action that may be taken by the Board and any ratification by the company’s stockholders proposed by the Board at the annual meeting of stockholders. It is the policy of the Board and the Committee that the ultimate accountability of the independent auditors shall be owed to the Board and the Committee as representatives of the company’s stockholders.

      The Committee will review at least annually:

•	the qualifications of the responsible partner or manager of the independent auditors who is engaged on the company’s account,

•	the quality control procedures of the independent auditors,

•	the amount billed or to be billed for audit services and the portion of this work being performed by persons who are not full-time, permanent employees, and

•	whether there are any expertise, personnel, reputation, or other matters affecting the independent auditors which are brought to the Committee’s attention and which may affect the auditing firm’s services to the company.

Annual Financial Reporting.

      In connection with the audit of each fiscal year’s financial statements, the Committee will:

•	meet with representatives of the independent auditor prior to the audit to review planning and staffing of the audit;

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•	review and discuss the audited financial statements and related accounting and auditing principles and practices with appropriate members of the company’s management;

•	discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including (1) the quality as well as acceptability of the accounting principles applied in the financial statements, and (2) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items;

•	review with appropriate management and auditor representatives their analysis of significant matters which relate to (1) the selection, application and effects of critical accounting policies applied by the company, (2) internal auditing, financial management and control personnel, systems and procedures, (3) the status of any new, proposed or alternative accounting or financial reporting requirements, and (4) issues raised by any management letter from the auditors, difficulties encountered in the audit, disagreements with management, or other significant aspects of the audit;

•	receive from the independent auditors a written disclosure and statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1;

•	discuss with the auditors any disclosed relationships or services that may impact the objectivity or independence of the auditors;

•	obtain from the independent auditors a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the company’s proxy statement for its annual meeting under the SEC’s proxy rules, and consider whether the provision of any non-audit services is compatible with maintaining the auditors’ independence;

•	recommend whether or not the audited financial statements should be included in the company’s Annual Report on Form 10-K for filing with the SEC;

•	recommend to the Board the selection of the independent auditors.

Quarterly Financial Reporting.

      At a Committee meeting or through the Chair of the Committee, the Committee will review with the independent auditors and appropriate company officers the company’s interim financial results to be included on each Form 10-Q. The Committee’s review will normally include:

•	the results of the independent auditors’ review of the quarterly financial statements,

•	management’s analysis of any significant accounting issues, changes, estimates, judgments or extraordinary items relating to the financial statements, and

•	the selection, application and effects of critical accounting policies applied by the company.

Internal Controls.

      The Committee will review annually:

•	internal control systems and procedures of the company,

•	status of management responses to prior period audit recommendations by the independent auditors,

•	succession planning and staffing levels for the company’s finance and accounting employees, and

•	the status and implementation of conduct codes concerning related party transactions, conflicts of interest, ethical conduct, and compliance with applicable laws and regulatory policies.

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Other Committee Review Functions.

      The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

      The Committee may discuss and review with company management, internal or outside legal counsel, or the independent auditors any other topics relating to the purpose of the Committee which may come to the Committee’s attention, including:

•	published reports, regulatory or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning company financial statements or accounting policies;

•	off balance sheet, related party, or other transactions which could affect the company’s financial results or condition;

•	any issues concerning the company which the independent auditors have discussed with their national or supervisory office;

•	reports concerning significant subsidiary or foreign operations; and

•	pending or threatened litigation that has the potential to have a material adverse effect on the company, regulatory issues, or alleged violations of law or corporate conduct codes.

Meetings, Reports and Resources of the Committee.

      The Committee will meet at least quarterly. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the company’s bylaws, unless otherwise stated by resolution of the Board or the Committee.

      The Committee, as it may determine to be appropriate, will meet in separate executive sessions with the chief financial officer, controller or principal accounting officer, and representatives of the independent auditors, and may meet with other company employees, agents or representatives invited by the Committee.

      The Committee will prepare the audit committee report required to be included in the company’s annual meeting proxy statement, and report to the Board on the other matters relating to the Committee or its purposes, as required by the SEC proxy rules.

      The Committee is at all times authorized to have direct, independent access to the independent auditors and to the company’s management and internal audit and finance personnel. The Committee is authorized to communicate in confidence with any of these individuals.

      The Committee is authorized to conduct investigations, and to retain, at the expense of the company, independent legal, accounting, or other professional consultants selected by the Committee, for any matters relating to the purpose of the Committee. The Committee is further authorized to retain at the expense of the company, separate accounting or finance professional advisers that the Committee may consider necessary or helpful in reviewing the company’s accounting policies and financial statements. The Committee will advise the Board in advance of engaging outside professional services and the expected fees and costs to be incurred.

* * *

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NETWORK APPLIANCE, INC.
1999 STOCK OPTION PLAN

AS AMENDED AND RESTATED THROUGH JULY 2, 2002

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

          This 1999 Stock Option Plan is intended to promote the interests of Network Appliance, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

          All share numbers in this document reflect (i) the 2-for-1 split of the Common Stock effected on December 20, 1999 and (ii) the 2-for-1 split of the Common Stock effected on March 22, 2000.

II.	STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two separate equity programs:

               (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

               (ii) the Automatic Option Grant Program under which non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

          B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. Administration of the Discretionary Option Grant Program with respect to all other eligible persons may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons.

          B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any stock option thereunder.

          D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

          E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV.	ELIGIBILITY

          A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

                         (i) Employees, and

                         (ii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

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          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants under the Discretionary Option Grant Program, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

          C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

V.	STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 55,600,000 shares. Such authorized share reserve is comprised of (i) the 13,200,000 shares of Common Stock initially authorized for issuance under the Plan, (ii) an additional increase of 15,000,000 shares authorized by the Board on August 17, 2000 and approved by the shareholders at the 2000 Annual Meeting, (iii) an additional increase of 13,400,000 shares authorized by the Board on August 9, 2001 and approved by the shareholders at the 2001 Annual Meeting, plus (iv) an additional increase of 14,000,000 shares authorized by the Board on July 2, 2002, subject to shareholder approval at the 2002 Annual Meeting. Such authorized share reserve shall be in addition to the number of shares of Common Stock reserved for issuance under the Corporation’s 1995 Stock Incentive Plan and the Corporation’s Special Non-Officer Stock Option Plan, and share issuances under this Plan shall not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1995 Stock Incentive Plan or the Special Non-Officer Stock Option Plan. In addition, share issuances under such plans shall not reduce or otherwise affect the number of shares of Common Stock available for issuance under this Plan.

          B. No one person participating in the Plan may receive stock options under the Plan for more than 3,000,000 shares of Common Stock in the aggregate per calendar year.

          C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation/regrant provisions of Article Two. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the

3

vesting of exercised option shares under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or the gross number of exercised option shares which vest, and not by the net number of shares of Common Stock issued to the holder of such option or exercised option shares.

          D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.	OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A. Exercise Price.

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

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          C. Effect of Termination of Service.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv) Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

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          D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. However, Non-Statutory Options may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan, or to the Optionee’s former spouse pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.	INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.

          B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

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          C. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. Each option, to the extent outstanding under the Plan at the time of a Corporate Transaction but not otherwise exercisable for all the option shares, shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year.

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           E. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part in the event the Optionee’s Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest at that time.

          F. The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part in the event the Optionee’s Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest at that time.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option under the Federal tax laws.

          H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.	CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date. However, any such option cancellation/regrant program shall be subject to the following two limitations:

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(i) only options held by Employees who are neither executive officers of the Corporation nor members of the Board may be so cancelled and regranted; and

(ii) the total number of shares subject to options which are so cancelled and regranted from time to time pursuant to this Section IV shall not in the aggregate exceed ten percent (10%) of the total number of shares of Common Stock authorized for issuance under the Plan.

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ARTICLE THREE

AUTOMATIC OPTION GRANT PROGRAM

          On August 17, 2000, the Board approved the following changes to the Automatic Option Grant Program which became effective when approved by the shareholders at the 2000 Annual Meeting: (i) reduced the number of shares of Common Stock for which option grants are to be made to new non-employee Board members under the Automatic Option Grant Program from 160,000 shares (as adjusted to reflect the two splits of the Common Stock which have occurred since the implementation of the Plan) to 40,000 shares and (ii) reduced the number of shares of Common Stock for which option grants are to be made to continuing non-employee Board members under the Automatic Option Grant Program from 40,000 shares (as adjusted to reflect the two splits of the Common Stock which have occurred since the implementation of the Plan) to 15,000 shares.

          On August 9, 2001, the Board approved the following changes to the Automatic Option Grant Program which became effective with shareholder approval at the 2001 Annual Meeting: (i) increase the number of shares of Common Stock for which option grants are to be made to new non-employee Board members under the Automatic Option Grant Program from 40,000 shares to 55,000 shares and (ii) modify the vesting schedule applicable to each such option grants from four (4) successive equal annual installments to the vesting of 25,000 shares after one (1) year of Board service and the balance in three (3) successive equal annual installments thereafter.

I.	OPTION TERMS

          A. Grant Dates. Option grants shall be made on the dates specified below:

               1. Each individual who is first elected or appointed as a non-employee Board member on or after the date of the 2000 Annual Shareholders Meeting and prior to the date of the 2001 Annual Shareholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 40,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary). Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2001 Annual Shareholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 55,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

               2. On the date of each Annual Shareholders Meeting, beginning with the 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 15,000-share option grants any one non-employee Board member may receive over his or her period of Board service.

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               3. Shareholder approval of the 2001 Restatement shall constitute pre-approval of each option grant made under this Automatic Option Grant Program on or after the date of the 2001 Annual Meeting and the subsequent exercise of that option in accordance with the terms and conditions of this Article Three and the stock option agreement evidencing such grant.

               4. The Automatic Option Grant Program under this Plan supersedes and replaces the Automatic Option Grant Program previously in effect for the non-employee Board members under the Corporation’s 1995 Stock Incentive Plan. That latter program terminated upon shareholder approval of the Plan at the 1999 Annual Shareholders Meeting, and no further option grants shall be made to the non-employee Board members under that program. All options granted to the non-employee Board members on or after the date of the 1999 Annual Shareholders Meeting, whether upon their initial election or appointment to the Board or upon their re-election at one or more of the Corporation’s subsequent Annual Shareholder Meetings, shall be effected solely and exclusively in accordance with the terms and provisions of this Article Three, as in effect from time to time.

          B. Exercise Price.

               1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

          D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares.

               1. The shares subject to each 40,000-share grant made to a newly elected or appointed non-employee Board member on or after the date of the 2000 Annual Shareholders Meeting and prior to the date of the 2001 Annual Shareholders Meeting shall vest, and the Corporation’s repurchase right with respect to those shares shall lapse, in a series of four (4) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.

               2. The shares subject to each 55,000-share grant made to a newly elected or appointed non-employee Board member on or after the date of the 2001 Annual Shareholders Meeting shall vest, and the Corporation’s repurchase right with respect to those

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shares shall lapse, as follows: (x) 25,000 shares shall vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date, and (y) the balance of the shares shall vest in a series of three (3) successive equal annual installments upon the Optionee’s completion of each additional year of Board service over the three (3) year-period measured from the first anniversary of the option grant date.

               3. The shares subject to each annual 15,000-share grant shall vest, and the Corporation’s repurchase right with respect to those shares shall lapse, upon the Optionee’s continuation in Board service through the day immediately preceding the date of the next Annual Shareholders Meeting following the option grant date.

          E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i) The Optionee (or, in the event of the Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of shares of Common Stock in which the Optionee is vested at the time of his or her cessation of Board service.

(iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding with respect to any and all shares in which the Optionee is not otherwise at that time vested.

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II.	CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. The shares of Common Stock subject to each outstanding option at the time of a Corporate Transaction but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of that Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B. The shares of Common Stock subject to each outstanding option at the time of a Change in Control but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of that Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

          C. All repurchase rights of the Corporation outstanding under the Automatic Option Grant Program at the time of a Corporate Transaction or Change in Control shall automatically terminate at that time, and the shares of Common Stock subject to those terminated rights shall immediately vest.

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.	REMAINING TERMS

          The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE FOUR

MISCELLANEOUS

I.	TAX WITHHOLDING

          A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of stock options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

II.	EFFECTIVE DATE AND TERM OF THE PLAN

          The Plan became effective on the Plan Effective Date and shall remain in effect until the earliest of (i) August 16, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares pursuant to option exercises under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding stock options and unvested stock issuances made pursuant to option exercises shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

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III.	AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to any shareholder approval which may be required pursuant to applicable laws or regulations, provided, however, that the Board may not, without shareholder approval, (i) increase the number of shares of Common Stock authorized for issuance under the Plan, or (ii) materially increase the benefits offered to participants under the 1999 Plan. No amendment or modification shall adversely affect any rights and obligations with respect to options or unvested shares of Common Stock at the time outstanding under the Plan unless the Optionee or holder of such unvested shares consents to such amendment or modification.

          B. The Plan was amended on August 17, 2000 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 15,000,000 shares. The amendment was approved by the shareholders at the 2000 Annual Meeting, and no option grants were made on the basis of the 15,000,000-share increase, until such shareholder approval was obtained.

          C. The Plan was amended on August 9, 2001 to: (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 13,400,000 shares, (ii) increase the number of shares of Common Stock for which option grants are to be made to newly elected or appointed non-employee Board members under the Automatic Option Grant Program from 40,000 shares to 55,000 shares and (iii) modify the vesting schedule applicable to such option grants from four (4) successive equal annual installments to the vesting of 25,000 shares after one (1) year of Board service and the balance in three (3) successive equal annual installments. Such amendment was approved by the shareholders at the 2001 Annual Meeting, and no options grants were made on the basis of the 13,400,000-share increase or the amendments to the Automatic Option Grant Program until such shareholder approval was obtained.

          D. The Plan was amended on July 2, 2002 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 14,000,000 shares. Such amendment is subject to shareholder approval at the 2002 Annual Meeting and shall not become effective unless such shareholder approval is obtained.

          E. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under such program are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the

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shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

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IV.	REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock upon the exercise of such option shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

V.	USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

          The following definitions shall be in effect under the Plan:

          A. Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Three of the Plan.

          B. Board shall mean the Corporation’s Board of Directors.

          C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.

          E. Common Stock shall mean the Corporation’s common stock.

          F. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

          G. Corporation shall mean Network Appliance, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Network Appliance, Inc. which shall by appropriate action adopt the Plan.

          H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

          I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          L. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

          M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation

(including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

          N. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

          O. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          Q. Optionee shall mean any person to whom an option is granted under the Plan.

          R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          S. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          T. Plan shall mean the Corporation’s 1999 Stock Option Plan, as set forth in this document.

          U. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under such program with respect to the persons under its jurisdiction.

          V. Plan Effective Date shall mean August 17, 1999, the date on which the Board adopted the Plan.

          W. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

          X. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

          Y. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          Z. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          AA. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          BB. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          CC. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          DD. Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock becomes subject in connection with the exercise of those options or the vesting of those shares.

NETWORK APPLIANCE, INC
EMPLOYEE STOCK PURCHASE PLAN

As Amended and Restated Effective July 2, 2002

I.	PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Network Appliance, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

          Certain provisions of the Plan as restated August 2001 (the “2001 Restatement”) became effective with the offering period commencing December 3, 2001 and did not have any force or effect prior to such date.

          All share numbers in this document reflect (i) the two-for-one split of the Common Stock effected on December 19, 1997, (ii) the two-for-one split of the Common Stock effected on December 22, 1998, (iii) the two-for-one split of the Common Stock effected on December 21, 1999, and (iv) the two-for-one split of the Common Stock effected on March 23, 2000.

II.	ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.	STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Thirteen Million Six Hundred Thousand (13,600,000) shares, including (i) an increase of One Million Six Hundred Thousand (1,600,000) shares authorized by the Board on August 11, 1998 and approved by the shareholders on October 8, 1998, (ii) an increase of One Million (1,000,000) shares authorized by the Board on August 17, 1999 and approved by the shareholders on October 26, 1999, (iii) an increase of Three Million (3,000,000) shares authorized by the Board on August 9, 2001 and approved by the shareholders at the 2001 Annual Meeting held on October 18, 2001, plus (iv) an increase of Two Million Four Hundred Thousand (2,400,000) shares authorized by the Board on July 2, 2002, subject to shareholder approval at the 2002 Annual Meeting to be held on August 29, 2002.

          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date under the Plan and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.	OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Offering periods shall commence at semi-annual intervals on the first business day of June and December each year over the remaining term of the Plan. Accordingly, two (2) separate offering periods shall commence in each calendar year the 2001 Restatement remains in existence. However, the initial offering period under the 2001 Restatement shall begin on the first business day in December 2001 and end on the last business day in November 2003.

          NOTE: Prior to December 3, 2001, shares of Common Stock were offered for purchase under the Plan through a series of successive offering periods, each with a maximum duration of twenty-four (24) months. The last such offering period began on the first business day in December 1999 and terminated on November 30, 2001.

          C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in June each year to the last business day in November of the same year and from the first business day in December each year to the last business day in May of the following year.

          D. Should the Fair Market Value per share of Common Stock on any Purchase Date within any offering period beginning on or after December 3, 2001 be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in such offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.

V.	ELIGIBILITY

          A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Employee may participate in only one offering period at a time.

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           B. Except as otherwise provided in Section IV.D, an Eligible Employee must, in order to participate in the Plan for a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of that offering period.

VI.	PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized by a Participant shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the first Purchase Interval following the filing of such form.

          B. Payroll deductions on behalf of the Participant shall begin on the first pay day following the start date of the offering period in which he or she is enrolled and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the Participant’s withdrawal from the offering period or the termination of his or her purchase right in accordance with the provisions of the Plan.

          D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

          E. The Plan Administrator shall have the discretion, exercisable prior to the start date of any offering period under the Plan, to determine whether the payroll deductions authorized by Participants during such offering period shall be calculated as a percentage of Base Salary or Cash Earnings.

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VII.	PURCHASE RIGHTS

          A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

          C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand Five Hundred (1,500) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. The maximum number of shares of Common Stock purchasable in total by all participants on any one Purchase Date shall not exceed One Million (1,000,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

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           E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

          F. Suspension of Payroll Deductions. In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions shall not terminate the Participant’s purchase right for the offering period in which he or she is enrolled, and payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII.

          G. Withdrawal from Offering Period. The following provisions shall govern the Participant’s withdrawal from an offering period under the Plan:

(i) A Participant may withdraw from the offering period in which he or she is enrolled by filing the appropriate form with the Plan Administrator (or its designate) at any time prior to the next scheduled Purchase Date in the offering period, and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time the Participant withdraws from the offering period, then the payroll deductions collected with respect to the Purchase Interval in which such withdrawal occurs shall be refunded as soon as possible.

(ii) The Participant’s withdrawal from the offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of that offering period.

          H. Termination of Eligible Employee Status. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further

5

payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (i) within ninety (90) days following the commencement of such leave or (ii) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Corporation is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable time period shall be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any offering period in which he or she wishes to participate.

          I. Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the offering period in which the Participant is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

          The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

          J. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the maximum limitation on the number of shares purchasable in total by all Participants on such date or (ii) the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          K. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          L. Shareholder Rights. A Participant shall have no shareholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

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VIII.	ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.	EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on September 26, 1995 and was subsequently approved by the shareholders and became effective at the Effective Time.

          B. The Plan was amended by the Board on August 11, 1998 (the “1998 Amendment”) to increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional One Million Six Hundred Thousand (1,600,000) shares. The 1998 Amendment was approved by the shareholders at the 1998 Annual Meeting.

          C. On August 17, 1999, the Board amended the Plan to (i) increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an

7

additional One Million (1,000,000) shares and (ii) make amendments to certain administrative provisions of the Plan (the “1999 Amendment”). The 1999 Amendment was approved by the shareholders on October 26, 1999.

          D. The 2001 Restatement was adopted by the Board on August 9, 2001 and effects the following changes to the Plan: (i) increase the number of shares authorized for issuance under the Plan by an additional three million (3,000,000) shares, (ii) implement a series of overlapping twenty-four (24)-month offering periods beginning at semi-annual intervals each year, (iii) establish a series of semi-annual purchase dates within each such offering period, (iv) reduce the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date after November 30, 2001 from twelve thousand (12,000) shares to one thousand five hundred (1,500) shares, (v) limit the number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date after November 30, 2001 to one million (1,000,000) shares, (vi) extend the maximum term of the Plan until the last business day in May 2011 and (vii) revise certain provisions of the Plan document in order to facilitate the administration of the Plan. No purchase rights were exercised under the Plan, and no shares of Common Stock were issued, on the basis of the 3,000,000-share increase authorized by the 2001 Restatement, until the 2001 Restatement was approved by the shareholders at the 2001 Annual Stockholders Meeting.

          E. The Plan was amended by the Board on July 2, 2002 (the “2002 Restatement”) to increase the number of shares authorized for issuance under the Plan by an additional two million four hundred million (2,400,000) shares. No purchase rights shall be exercised under the Plan, and no shares of Common Stock shall be issued, on the basis of the 2,400,000-share increase until approved by the shareholders at the 2002 Annual Meeting.

          F. The Corporation shall comply with all applicable requirements of the 1933 Act (including the registration of such additional shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of the Nasdaq National Market with respect to those shares, and all other applicable requirements established by law or regulation.

          G. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in May 2011, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.	AMENDMENT OF THE PLAN

          A. The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time

8

be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

          B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation’s shareholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the requirements for eligibility to participate in the Plan.

XI.	GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

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Schedule A

Corporations Participating in
Employee Stock Purchase Plan
As of July 2, 2002

 Network Appliance, Inc.

APPENDIX

          The following definitions shall be in effect under the Plan:

          A. Base Salary shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan. Such Base Salary shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

          B. Board shall mean the Corporation’s Board of Directors.

          C. Cash Earnings shall mean the (i) base salary payable to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings) made by the Corporation or any Corporate Affiliate on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established.

          D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders.

          E. Code shall mean the Internal Revenue Code of 1986, as amended.

          F. Common Stock shall mean the Corporation’s common stock.

          G. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

          H. Corporation shall mean Network Appliance, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Network Appliance, Inc. which shall by appropriate action adopt the Plan.

          I. Effective Time shall mean the time at which the underwriting agreement for the Corporation’s initial public offering of the Common Stock was executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          J. Eligible Employee shall mean any person who is employed by a Participating Company on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

          K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange

2

and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          L. 1933 Act shall mean the Securities Act of 1933, as amended.

          M. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

          N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of July 2, 2002 are listed in attached Schedule A.

          O. Plan shall mean the Corporation’s Employee Stock Purchase Plan, as set forth in this document.

          P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

          Q. Purchase Date shall mean the last business day of each Purchase Interval.

          R. Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

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NETWORK APPLIANCE, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	ELECTION OF DIRECTORS:	NOMINEES:	For All	Withhold All

	01 Daniel J. Warmenhoven	02 Donald T. Valentine	[ ]	[ ]

	03 Sanjiv Ahuja	04 Carol A. Bartz

	05 Michael R. Hallman	06 Nicholas G. Moore

	07 Sachio Semmoto	08 Robert W. Wall

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)

		For	Against

2.	Approve a 14,000,000 share increase in the maximum number of shares of Common Stock authorized for issuance under the Company’s 1999 Stock Option Plan.	[ ]	[ ]

3.	Approve a 2,400,000 share increase in the maximum number of shares of Common Stock authorized for issuance under the Employee Stock Purchase Plan.	[ ]	[ ]

4.	Approve an amendment to the Company’s Bylaws	[ ]	[ ]

5.	Ratify the appointment of Deloitte and Touche LLP as independent accountants of the Company for the fiscal year ending April 25, 2003.	[ ]	[ ]

6.	Transact any other business which may properly come before the meeting and any adjournment of postponement thereof.	[ ]	[ ]

The Board of Directors recommends a vote FOR each of the above proposals. This proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the above proposals and at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

Dated: ___________________, 2002	Signature

Signature (If Held Jointly)

(Please sign exactly as shown on your stock certificate and on this proxy form. When signing as a partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

NETWORK APPLIANCE, INC.

This Proxy Is Solicited On Behalf Of The Board Of Directors.

Daniel J. Warmenhoven and Jeffry R. Allen, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Network Appliance, Inc. (the “Company’) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders on August 29, 2002, and at any adjournments or postponements thereof as follows:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE.